                                                                   Exhibit 10.11

                       MCI WORLDCOM NETWORK SERVICES, INC.

Confidential Treatment. The portions of this exhibit that have been replaced with "[*****]" have been filed separately with the Securities and Exchange Commission and are the subject of an application for confidential treatment.

                                 AMENDMENT NO. 6

         This Amendment No. 6 (the "AMENDMENT NO. 6") is made this 26th day of March, 2003, by and between Valor Telecommunications Enterprises, L.L.C. ("CUSTOMER") and MCI WORLDCOM Network Services, Inc. ("MCI"), to those certain Program Enrollment Terms (the "PET"), to that certain Telecommunications Services Agreement more particularly described as TSA # VTE - 001019 (the "TSA"), made by and between Customer and MCI dated September 30, 2000, including all prior applicable amendments thereto (the "PRIOR AMENDMENTS"). In the event of any conflict between the terms of the TSA, the PET, any Prior Amendment or any applicable Attachment and the terms of this Amendment No. 6, the terms of this Amendment No. 6 shall control. The TSA along with the PET, the Prior Amendments, all applicable Attachment(s), and this Amendment No. 6 shall collectively be referred to as the "AGREEMENT". Capitalized terms not defined herein shall have the meaning ascribed to them in other documents referenced herein. All references to "MCI WorldCom" in the Agreement including any attachments, schedules or exhibits thereto, will be deemed to refer to "MCI". This Amendment No. 6 does not constitute the assumption of the Agreement as that term is used under applicable bankruptcy law.

         In consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. SERVICE TERM. The parties agree to substitute Section 1 of the PET to read in its entirety as follows:

         1. SERVICE TERM. This Agreement shall commence as of October 19, 2000 (the "EFFECTIVE DATE"), and shall continue for a period of thirty-six (36) months commencing with the first (1st) day of the month following the date this Amendment No. 6 has been fully executed by both parties and delivered to Customer (the "SERVICE TERM"). Upon expiration of the Service Term, the Switched Services in question will continue to be provided pursuant to the same terms and conditions as are then in effect (including without limitation, the applicable rates, discounts and commitments, if any), subject to termination by either party upon thirty (30) days prior written notice to the other party.

2. CUSTOMER'S MINIMUM REVENUE COMMITMENTS. Commencing with the first (1st) day of the month following the date this Amendment No. 6 has been fully executed by both parties and delivered to Customer, the parties agree to substitute Section 5 of the PET to read in its entirety as follows:

         5.       CUSTOMER'S MINIMUM REVENUE COMMITMENT:

                  (A) Commencing with the first (1st) day of the month following the date this Amendment No. 6 has been fully executed by both parties and delivered to Customer and continuing through the end of the Service Term (including

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                           any extensions thereto) (the "COMMITMENT PERIOD"),
                           Customer agrees to maintain on a take-or-pay basis, Monthly Revenue (as defined in Section 2 above) of at least $[*****] ("CUSTOMER'S MINIMUM REVENUE COMMITMENT").

                  (B) Notwithstanding anything to the contrary contained in this Agreement, as soon as Customers cumulative Monthly Revenue from MCI under the terms of this Agreement and commencing with the first (1st) day of the Commitment Period (as described in Subsection 5(A) above) are equal to at least $[*****] in the aggregate, Customer may elect to terminate Customer's Minimum Revenue Commitment described in Subsection 5(A) above by providing MCI written notice ("CUSTOMER NOTICE"). In such event, commencing with the first day of the first full month following at least thirty
                           (30) days after MCI receives the Customer Notice, Customers Minimum Revenue Commitment shall terminate and will no longer be in force or effect.

3. DEFICIENCY CHARGE. Commencing with the first (1st) day of the month following the date this Amendment No. 6 has been fully executed by both parties and delivered to Customer, the parties agree to substitute
         Section 6 of the PET to read in its entirety as follows:

         6.       DEFICIENCY CHARGE:

                  (A) In the event Customer does not maintain Customer's Minimum Revenue Commitment in any month during the Commitment Period (regardless of whether Customer has commenced using any or all of the Switched Services described herein), then for those month(s) only, Customer will pay MCI the difference between Customer's Minimum Revenue Commitment and Customers actual Monthly Revenue for such month ("DEFICIENCY CHARGE"). The Deficiency Charge will be due at the same time payment is due for Switched Services provided to Customer for the billing period in which the Deficiency Charge arises or immediately in an amount equal to Customer's Minimum Revenue Commitment for the unexpired portion of the Service Term if MCI terminates this Agreement based on Customers default or if Customer terminates this Agreement pursuant to Subsection 2(A) of the TSA.

                  (B) It is agreed that MCI's damages in the event Customer fails to maintain Customer's Minimum Revenue Commitment shall be difficult or impossible to ascertain. The provision for a Deficiency Charge in Subsection (A) is intended, therefore, to establish liquidated damages in the event Customer fails to maintain Customer's Minimum Revenue Commitment and is not intended as a penalty.

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4.       SPECIAL RATES:

         (A) Notwithstanding anything to the contrary contained in the Agreement or the Attachment (or CLASSIC SWITCHLESS/END USER DEDICATED Services; the Attachment for CLASSIC CARRIER TERMINATION Service (collectively, the "CLASSIC ATTACHMENTS"), commencing within ten (10) business days following the date this Amendment No. 6 has been fully executed by both parties and delivered to Customer, Customer's rates for the applicable CLASSIC Services will be the respective rates per minute set forth below. All other rates will be as set forth in the Agreement or the CLASSIC Attachments.

                  (i) CLASSIC CARRIER TERMINATION Service and CLASSIC END USER DEDICATED 1+ Service - Customer's MEXICO rate for calls from the 48 contiguous United States to Mexico will be the respective rates and locations per minute set forth below: [NOT SUBJECT TO DISCOUNT.]

     LOCATION                      RATE
     --------                      ----
MEXICO - MEXICO CITY              $[*****]
MEXICO - GUADALAJARA              $[*****]
MEXICO - MONTERREY                $[*****]

                  (ii) CLASSIC SWITCHLESS 1+ Service - Customers MEXICO rate for calls from the 48 contiguous United States to Mexico will be the respective rates and locations per minute set forth below: [NOT SUBJECT TO DISCOUNT.]

   LOCATION                        RATE
   --------                        ----
MEXICO - MEXICO CITY              $[*****]
MEXICO - GUADALAJARA              $[*****]
MEXICO - MONTERREY                $[*****]

                  (iii) CLASSIC SWITCHLESS 1+ Service and CLASSIC SWITCHLESS TOLL FREE Service - Customer's INTERSTATE rate for calls within the 48 United States will be $0.0340 per minute. [NOT SUBJECT TO DISCOUNT.]

                  (iv) CLASSIC SWITCHLESS 1+ Service and CLASSIC SWITCHLESS TOLL FREE Service - Customer's INTRASTATE rate for calls within the following states will be the respective rates per minute set forth below: [NOT SUBJECT TO DISCOUNT.]

  STATE                                               RATE
  -----                                               ----
 OKLAHOMA                                           $[*****]
TEXAS                                               $[*****]
NEW MEXICO                                          $[*****]

         (B) Notwithstanding anything to the contrary contained in the TSA, MCI reserves the right to modify the rates described in Subparts (i) and (ii) of Subsection (A) above (which

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         charge modifications shall not exceed then-current generally available
         MCI charges for comparable services), upon not less than seven (7) calendar days' prior notice to Customer (facsimile being acceptable), which notice will state the effective date for the charge modification. Further, MCI reserves the right to modify the rates described in Subparts (iii) and (iv) of Subsection (A) above (which charge modifications shall not exceed then-current generally available MCI charges for comparable services), upon not less than thirty (30) calendar days' prior notice to Customer (facsimile being acceptable), which notice will state the effective date for the charge modification.

5.       CUSTOMER CREDITS:

         (A) In consideration for Customers Minimum Revenue Commitments and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, in then event Customer maintains Monthly Revenue (as defined in Section 2 of the PET) of at least the following amounts during each of the respective billing periods set forth below:

BILLING PERIOD                                        MONTHLY REVENUE
-------------                                         ---------------
October 2003                                             $[*****]
November 2003                                            $[*****]
December 2003                                            $[*****]
January 2004                                             $[*****]

         MCI agrees to give Customer a one-time credit equal to $[*****] (the "FIRST SPECIAL CREDIT"). MCI shall apply the First Special Credit commencing with Customer's second invoice from MCI following the January 2004 billing period; provided, however, in no event will the amount of the First Special Credit exceed $[*****] nor will the First Special Credit to be applied exceed the amount of Customer's invoice (i.e., any excess amounts will be applied to Customers successive invoices from MCI).

         (B) In further consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, in the event Customer's cumulative Monthly Revenue from MCI under the terms of this Agreement and commencing with the first (1st) day of the Commitment Period (as described in Subsection 5(A) of the PET) are equal to at least $[*****] in the aggregate (the "BURNOUT"), MCI agrees to give Customer a one-time credit equal to $[*****] (the "SECOND SPECIAL CREDIT"). The Second Special Credit, if any, will be applied to Customer's next invoice following Customer's obtainment of the Burnout; provided, however, in no event will the amount of the Second Special Credit exceed $[*****] nor will the Second -------- Special Credit to be applied exceed the amount of Customer's invoice (i.e., any excess amounts will be applied to Customer's successive invoices from MCI).

6. PRICING AND COMMITMENT REVIEW. Following execution of this Amendment No. 6, each party agrees (no more than once every six (6) months) to discuss in good faith the rates and commitments for Switched Services hereunder. Provided, however, nothing contained herein shall require MCI to agree to any rate or commitment

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         modification and further, changes to the rates or commitments for
         Switched Services hereunder must be mutually agreed to in writing by the parties and specifically reference this Agreement and the Switched Services described herein.

7. OTHER TERMS AND CONDITIONS. Except as specifically amended or modified herein, the terms and conditions of the Agreement will remain in full force and effect throughout the Service Term and any extensions thereof.

         IN WITNESS WHEREOF, the parties have entered into this Amendment No. 6 on the date first written above.

VALOR TELECOMMUNICATIONS                MCI WORLDCOM NETWORK
ENTERPRISES, L.L.C.                     SERVICES, INC.

By: /s/ William M. Ojile, Sr.           By: /s/ Peter M. Cassidy
    ---------------------------------       ------------------------------------

        William M. Ojile, Sr.                       Peter M. Cassidy
    ---------------------------------       ------------------------------------
           (Print Name)                               (Print Name)

       Senior Vice President,
    General Counsel & Secretary            Vice President, Wholesale Services
    ---------------------------------      -------------------------------------
             (Title)                                    (Title)

               3/26/03                                  3/27/03
    ---------------------------------      -------------------------------------
               (Date)                                    (Date)

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